UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 9, 2004

Intrepid Holdings, Inc. (Name of small business issuer in its charter)	Nevada (State or other jurisdiction of incorporation or organization)
88-0465858 001-16173 (I.R.S. Employer Identification No.) (Commission File No)	7550 IH-10 West, 14th Floor, San Antonio, Texas (Address of principal executive offices)
Issuer's telephone number: (210) 541-7132	78259 (Zip Code)

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Table of Contents

Item 8 Other Events	3
Sinatuares	4

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ITEM 8:  Other Events

The information regarding the acquisition of Aquilan, as filed in the 8-K on June 14, 2004 was inaccurate and reported in error.  The acquisition did not close.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Intrepid Holdings, Inc.

By: /s/ Jesse Whittenton
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Jesse Whittenton

Chief Financial and

Executive Officer

September 9, 2004

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